                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



                Date of Report:  September 16, 1994
                                 ------------------


                   HOUSEHOLD FINANCE CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                 1-75                    36-1239445
- ---------------            -----------            --------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File                   Identification
incorporation)             Number)                Number)



 2700 Sanders Road, Prospect Heights, Illinois           60070
- -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (708) 564-5000
                                                   --------------

Item 5.   Other Events

          Set forth in the Exhibit hereto is supplementary financial information for Household Finance Corporation as of and for the years ended December 31, 1993, 1992 and 1991.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable

          (b)  Pro forma financial information.

               Not Applicable

          (c)  Exhibits.

               No.       Exhibit
               ---       -------
               99        Supplementary financial information for
                         Household Finance Corporation as of and
                         for the years ended December 31, 1993,
                         1992 and 1991.

                            Signature
                            ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION
                              -----------------------------
                                       (Registrant)



                          By:
                              -----------------------------
                              David A. Schoenholz
                              Vice President-Chief Accounting
                              Officer and Chief Financial
                              Officer, Director and on behalf
                              of Household Finance Corporation

Dated:  September 16, 1994
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U:\WP\EMP819\EDGAR\F8K994.WP

                          Exhibit Index
                          -------------

Exhibit
 No.           Exhibit
- -------        -------

99             Supplementary financial information for Household
               Finance Corporation as of and for the years ended
               December 31, 1993, 1992 and 1991.